Exhibit 99.1

Longeveron Announces 1-for-10 Reverse Stock Split

MIAMI, FL, March 19, 2024 (GLOBE NEWSWIRE) – Longeveron Inc. (NASDAQ: LGVN) (“Longeveron” or “Company”), a clinical stage biotechnology company developing regenerative medicines for unmet medical needs, announced today that the Company’s Board of Directors has approved a 1-for-10 reverse split of the Company’s Class A common stock, par value $0.001 per share and Class B common stock, par value $0.001 per share (the “common stock”) (the “Reverse Split”). The Reverse Split was previously approved by the Company’s stockholders at a special meeting held on February 21, 2024 The Reverse Split will legally take effect at 11:59 p.m. Eastern Time, on March 26, 2024. The Company’s Class A common stock will open for trading under a new CUSIP number 54303L 203 on The Nasdaq Capital Market on March 27, 2024, on a split-adjusted basis under the current ticker symbol “LGVN.” The Reverse Split is intended to increase the per share trading price of the Company’s common stock to enable the Company to regain compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market.

The Reverse Split will automatically convert every ten current shares of the Company’s common stock, whether issued and outstanding or held by the Company as treasury stock, into one share of fully paid and nonassessable common stock. No fractional shares will be issued in connection with the Reverse Split. Stockholders of record who would otherwise be entitled to receive a fractional share of the Company’s common stock following the Reverse Split will be entitled to rounding up of the fractional share to the nearest whole number.

The Reverse Split will reduce the aggregate number of shares of outstanding Class A common stock from approximately 10,295,426 shares to approximately 1,029,543 shares, and the number of shares of outstanding Class B common stock from approximately 14,839,993 shares to approximately 1,484,000 shares (based on outstanding shares as of March 18, 2024). The total authorized number of shares will remain unchanged. The terms of all outstanding warrants currently exercisable for shares of Class A common stock, and all equity awards granted under the Company’s equity plans, including the per share exercise price of options and the number of shares issuable under such options, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described above. In addition, the total number of shares of shares of common stock that may be the subject of future grants under the Company’s equity plans, as well as any plan limits on the size of such grants will be adjusted and proportionally decreased as a result of the Reverse Split.

Stockholders holding their shares electronically in book-entry form are not required to take any action to receive post-Reverse Split shares. Stockholders owning shares through a bank, broker, or other nominee will have their positions automatically adjusted to reflect the Reverse Split, subject to brokers’ particular processes, and will not be required to take any action in connection with the Reverse Split. For those stockholders holding physical stock certificates, the Company’s transfer agent, Colonial Stock Transfer Company, Inc., will send instructions for exchanging those certificates for shares held electronically in book-entry form or for new certificates, in either case representing the post-Reverse Split number of shares, including the impact of any rounding to the nearest whole number of shares in lieu of fractional shares, if applicable.

About Longeveron Inc.

Longeveron is a clinical stage biotechnology company developing regenerative medicines to address unmet medical needs. The Company’s lead investigational product is Lomecel-B™ an allogeneic Mesenchymal Stem Cell (MSC) formulation sourced from the bone marrow of young, healthy adult donors. Lomecel-B™ has multiple potential mechanisms of action that promote tissue repair and healing with broad potential applications across a spectrum of disease areas. The underlying mechanism(s) of action that may lead to the tissue repair programs include the stimulation of new blood vessel formation, modulation of the immune system, reduction in tissue fibrosis, and the stimulation of endogenous cells to divide and increase the numbers of certain specialized cells in the body. Longeveron is currently pursuing three pipeline indications: Hypoplastic Left Heart Syndrome, Alzheimer’s disease, and Aging-related Frailty. Additional information about the Company is available at www.longeveron.com.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate, including the Company’s expectations regarding the effect of the Reverse Split and its continued listing on Nasdaq.

Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expects,” “may,” “looks to,” “will,” “should,” “plan,” “intend,” “on condition,” “target,” “see,” “potential,” “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects. Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements in this release include, but are not limited to, our limited operating history and lack of products approved for commercial sale; adverse global conditions, including macroeconomic uncertainty; inability to raise additional capital necessary to continue as a going concern; a history of losses and may not be able to achieve profitability going forward; no FDA-approved allogenic, cell-based therapies for Aging-related Frailty, AD, or other aging-related conditions, nor HLHS or other cardiac-related indications; ethical and other concerns surrounding the use of stem cell therapy or human tissue; the use of our product candidates or future products in individuals may expose us to product liability claims, and we may not be able to obtain adequate product liability insurance; if our trade secret and patent position does not adequately protect our product candidates and their uses, others could compete against us more directly, which could harm our business and have a material adverse effect on our business, financial condition, and results of operations; if certain license agreements are terminated, our ability to continue clinical trials and commercially market products could be adversely affected; inability to protect the confidentiality of our proprietary information, trade secrets, and know-how; third-party claims of intellectual property infringement may prevent or delay our product development efforts; intellectual property rights do not necessarily address all potential threats to our competitive advantage; inability to successfully develop and commercialize our product candidates and obtain the necessary regulatory approvals; we cannot market and sell our product candidates in the U.S. or in other countries if we fail to obtain the necessary regulatory approvals; final marketing approval of our product candidates by the FDA or other regulatory authorities for commercial use may be delayed, limited, or denied, any of which could adversely affect our ability to generate operating revenues; we may not be able to secure and maintain research institutions to conduct our clinical trials; ongoing healthcare legislative and regulatory reform measures may have a material adverse effect on our business and results of operations; if we receive regulatory approval of Lomecel-B™ or any of our other product candidates, we will be subject to ongoing regulatory requirements and continued regulatory review, which may result in significant additional expense; being subject to penalties if we fail to comply with regulatory requirements or experience unanticipated problems with our therapeutic candidates; reliance on third parties to conduct certain aspects of our preclinical studies and clinical trials; interim, “topline” and preliminary data from our clinical trials that we announce or publish from time to time may change as more data become available and are subject to audit and verification procedures that could result in material changes in the final data; the volatility of price of our Class A common stock; we could lose our listing on the Nasdaq Capital Market if our current share price continues to decrease; provisions in our certificate of incorporation and bylaws and Delaware law might discourage, delay or prevent a change in control of our company or changes in our management and, therefore, depress the market price of our Class A common stock; we have never commercialized a product candidate before and may lack the necessary expertise, personnel and resources to successfully commercialize any products on our own or together with suitable collaborators; and in order to successfully implement our plans and strategies, we will need to grow our organization, and we may experience difficulties in managing this growth. Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including Longeveron’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on February 27, 2024, as amended on Form 10-K/A on March 11, 2024 and its Quarterly Reports on Form 10-Q. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Contact

Mike Moyer

LifeSci Advisors

Tel: 617-308-4306

Email: mmoyer@lifesciadvisors.com